UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 14, 2014

FRANKLIN FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	1-35085	27-4132729
(State or other jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

4501 Cox Road, Glen Allen, Virginia 23060

(Address of principal executive offices) (Zip Code)

(804) 967-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On July 15, 2014, Franklin Financial Corporation (the “Company”) and TowneBank announced the execution of an Agreement and Plan of Reorganization, dated as of July 14, 2014, by and among TowneBank, the Company and Franklin Federal Savings Bank (the “Bank”), the wholly-owned bank subsidiary of the Company (the “Merger Agreement”), pursuant to which the Company and the Bank will merge with and into TowneBank.

A copy of the press release issued jointly by the Company and TowneBank announcing the execution of the Merger Agreement is included as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibit.

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit

99.1	Press release issued jointly by TowneBank and Franklin Financial Corporation on July 15, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FRANKLIN FINANCIAL CORPORATION

Date: July 15, 2014	By:	/s/ Richard T. Wheeler, Jr.
Richard T. Wheeler, Jr.
Chairman, President and Chief Executive Officer